SECURITIES AND EXCHANGE COMMISSION
             Washington, D.C. 20549



                    FORM 8-K


Current Report Pursuant to Section 13 or 15(d) of The Securities Act of 1934.


Date of Report (Date of earliest event reported):

                 APRIL 21, 1999


            BUFFALO CAPITAL VI, LTD.
(Exact name of registrant as specified in its charter)

                    Commission File Number:  0-23869

COLORADO                           84-1434320
(State or other jurisdiction  (I.R.S. Employer
of incorporation or           Identification No.)
organization)


5001 East Spring Valley Road, Suite 800
Dallas, Texas  7524419
__________________________________________
Address of principal executive offices

Registrant's telephone number: (805)295-8200

___________________________________________
(Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On April 21, 1999, Buffalo Capital VI, Ltd., (the "Company") acquired all of the issued and outstanding stock of isolver.com, Inc., a Nevada corporation. The transaction was completed pursuant to a Share Exchange Agreement dated April 21, 1999, and was structured as a stock for stock exchange under Section 368(a)(1)(B) of the Internal Revenue Code.

     The Company issued 5,380,000 shares of its common stock in exchange for all of the issued and outstanding common stock of isolver.com, Inc, which increased the number of issued and outstanding shares of common stock of the Company from 4,620,000 to 10,000,000. Immediately following completion of the share exchange transaction, E-Com Investments, L.L.C., a Delaware limited liability company, which was the sole shareholder of isolver.com, Inc., and also previously owned 3,484,250 shares, or approximately 75.42% of the Company's outstanding common stock, was the owner of a total of 8,864,259 shares of common stock of the Company, or approximately 88.64% of its issued and outstanding common stock. No change in the identity of the Company's officers or directors was made as a result of completion of the share exchange transaction.

     As reported in Item 5 of this report on Form 8-K, on April 23, 1999, subsequent to the date of completion of the share exchange transaction described above, the Company's Board of Directors approved a 3:1 forward split of its issued and outstanding common stock held by its shareholders of record as of that date. After giving effect to this forward split, the Company had 30,000,000 shares of common stock issued and outstanding of which 26,592,777 shares were owned by E-Com Investments, L.L.C.

     isolver.com, Inc., was recently incorporated under the laws of the State of Nevada and is a development stage company. It was formed to become an internet commerce and technology company using Universal Cart software technology which it owns. The
Universal Cart technology allows a shopper to surf through multiple shopping sites on the world wide web and use just one shopping cart
(a "Universal Cart") for check out at the end of their time on-line. In other words, the consumer is required to supply personal and payment information just one time regardless of the number of different sites from which goods are being purchased. Once the shopping session is completed, the Universal Cart communicates with each site and provides the site with relevant information including the shopper's order, shipping and payment information.

     As of April 21, 1999, isolver.com, Inc., had not commenced business operations and had not generated any revenue from operations. However, the Company expects to commence operations through its wholly-owned subsidiary, isolver.com, Inc., during the second quarter of the current fiscal year. Operations are initially expected to be implemented through licensing of server side software to selected internet malls and portal sites. Licensing fees payable by licensees will be based, in part, on the dollar volume of sales driven through the Universal Cart frame. The Company also intends to offer consulting services to licensees intended to assist in the implementation and optimization of their use of the Universal Cart technology.

     Another anticipated business activity is development by the Company of both proprietary malls and consumer-designed malls.
The Company expects to create and maintain proprietary malls and determine which on-line merchants would have stores in any particular mall. Consumer-designed malls would allow individual consumers to create their own grouping of internet sites linked through the Universal Cart. The Company would expect to generate revenues from such malls both by charging rent or licensing fees and by charging a commission on sales.

     Finally, the Company expects to seek to generate revenue by making information obtained through the Universal Cart about consumer preferences and buying habits available to on-line retailers. The Company will obtain consent from individual consumers before releasing any such information to third parties.

     CAUTIONARY STATEMENT REGARDING FORWARD-
LOOKING INFORMATION

     This report contains various forward-looking statements that are based on the Company's beliefs as well as assumptions made by and information currently available to the Company. When used in this report, the words "believe," "expect," "anticipate," "estimate" and similar expressions are intended to identify forward-looking statements. Such statements may include statements regarding use and licensing of the Company's Universal Cart technology, expected revenue sources, and the like, and are subject to certain risks, uncer-tainties and assumptions which could cause actual results to differ materially from projections or estimates contained herein. Many factors could cause actual activities and results to differ materially from those described herein, including, but not limited to, unanticipated delays or difficulties in licensing or use of the software, lack of adequate financing, competition and changes in market condi-tions, lack of adequate personnel, and the like. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. The Company cautions against placing undue reliance on forward-looking statements all of which speak only as of the date made.

ITEM 5.  OTHER EVENTS

     On April 23, 1999, the Company's Board of Directors approved a 3:1 forward split of its issued and outstanding common stock held by its shareholders of record as of that date. As a result of the forward split, the issued and outstanding common stock of the Company was increased, as of that date, from 10,000,000 shares to 30,000,000 shares.

     The forward split was implemented by issuing instructions to the Company's Transfer Agent directing it to issue a new share certificate to each shareholder of record as of April 23, 1999, equal to two additional shares for each share of common stock registered in such shareholder's name on April 23, 1999, immediately prior to the 3:1 forward split. As a result, all share certificates in existence as of the close of business on April 23, 1999, representing issued and outstanding shares of common stock of the Corporation, remain valid and continue to represent the number of shares specified thereon.

     No amendment of the Company's Articles of Incorporation was adopted as a result of the forward split, and as a result, the Company continued to have a total of 100,000,000 shares of common stock authorized.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired

     As of the date of this report on Form 8-K, financial statements of isolver.com, Inc., are not available. Such financial statements will be filed as soon as available, but in any event, not later than sixty
(60) days after the date of this report.

(c)  Exhibits

     Exhibit (2) Share Exchange Agreement


SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


BUFFALO CAPITAL VI, LTD.
(Registrant)

April 30, 1999                               /s/ ____________
(Date)                                   (Signature)*
                               Gina Setlin-Fard,President

*Print name and title of signing officer under his signature.

Exhibit (2) -SHARE EXCHANGE AGREEMENT

    SHARE EXCHANGE AND PLAN OF REORGANIZATION

     THIS SHARE EXCHANGE AGREEMENT is made and entered into this 21st day of April, 1999, by and between Buffalo Capital VI, Ltd., a Colorado corporation (hereinafter referred to as "Buffalo"), isolver.com, Inc., a Nevada corporation (hereinafter referred to as "isolver") and E-Com Investments, L.L.C., a Delaware limited liability company (hereinafter referred to as "E-Com").

                    RECITALS

     E-Com is the owner of all of the issued and outstanding common stock of isolver and wishes to exchange all of such common stock for shares of common stock of Buffalo.

     The Boards of Directors of Buffalo and isolver deem it advisable and in the best interest of such corporations and their shareholders that the exchange described above be completed on terms and conditions hereinafter set forth and in accordance with all applicable laws, and have adopted resolutions to that effect.

     NOW THEREFORE, in consideration of the foregoing, and in consideration of the mutual covenants and promises hereinafter set forth, it is agreed as follows:

                    ARTICLE I
                 Reorganization

     1.01 Plan of Reorganization.E-Com is the owner of all of the issued and outstanding common stock of isolver, which consists of 1,000,000 shares of common stock. It is the intention of the parties that Buffalo acquire all of the issued and outstanding common stock of isolver in exchange solely for 5,380,000 shares of its voting common stock in a transaction which qualifies as a tax-free reorganization under the provisions of Internal Revenue Code Section 368(a)(1)(B).

     1.02 Exchange of Shares.Buffalo and E-Com agree that all 1,000,000 issued and outstanding shares of isolver shall be exchanged with Buffalo for 5,380,000 shares of common stock of Buffalo to be issued to E-Com. E-Com shall cause isolver to take all corporate actions and obtain all approvals and consents necessary to complete the exchange of shares described herein on the Closing Date and at Closing shall deliver and transfer to Buffalo, free and clear of all claims and encumbrances, certificates representing the isolver shares together with stock powers duly endorsed in blank.

                   ARTICLE II
                     Closing

     The Closing shall take place at the offices of Buffalo at 10:00 a.m. on April 21, 1999, or at such other place, date and time as E-Com and Buffalo may agree in writing, subject to the following:

     (a) If any of the conditions set forth in Article III has not been satisfied on the date on which Closing would otherwise occur, Buffalo may, from time to time, by notice to E-Com, defer the Closing to a date specified in the notice, but in any event not later than April 30, 1999.

     (b) If any of the conditions set forth in Article IV has not been satisfied on the date on which Closing would otherwise occur, E-Com may, from time to time, by notice to Buffalo, defer the Closing to a date specified in the notice, but in any event not later than April 30, 1999.

                   ARTICLE III
       Conditions to Buffalo's Obligations

     The obligations of Buffalo to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by Buffalo:

     3.01 Representations, Warranties and Agreements. (a) The representations and warranties of E-Com set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at such time, and (b) E-Com and isolver shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by them prior to the Closing.

     3.02 Completion of Due Diligence.Buffalo is satisfied with the condition of isolver following a due diligence review of the books, records, business and affairs of isolver. isolver agrees to provide Buffalo and its agents complete access to all of isolver's books, records and personnel for purposes of enabling Buffalo to conduct its investigation.

     3.03 Corporate Resolutions.isolver shall have delivered to Buffalo a certified copy of the resolutions adopted by its Board of Directors authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions described herein, and a certificate of the secretary of isolver, dated the Closing Date, to the effect that such resolutions were duly adopted and are in full force and effect and with respect to the authority and incumbency of the officers executing this Agreement on behalf of isolver.

     3.04 Litigation.There are no actions, proceedings, or investigations pending or, to the knowledge of E-Com or isolver, threatened against either E-Com or isolver to restrain or prohibit Buffalo's acquisition of all of the issued and outstanding shares of isolver, or to seek to recover damages in the and event Buffalo acquires such shares.

     3.05 Delivery of Financial Statements.isolver shall have delivered to Buffalo its unaudited financial statements dated as of the date of Closing and provided Buffalo with such assurances as it deems necessary or appropriate that it will be able to deliver audited financial statements to Buffalo no later than sixty (60) days after Closing.

     3.06 Additional Assurances.Buffalo shall have received such additional certificates, opinions, documents and information as it may reasonably request in order to establish satisfaction of the conditions set forth in this Article III.

                   ARTICLE IV
 Conditions to Obligations of E-Com and isolver

     The obligations of E-Com and isolver to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by E-
Com:

     4.01 Representations, Warranties and Agreements. (a) The representations and warranties of Buffalo set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at such time, and (b) Buffalo shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it prior to the Closing.

     4.02 Completion of Due Diligence.isolver and E-Com are satisfied with the condition of Buffalo following a due diligence review of the books, records, business and affairs of Buffalo. Buffalo agrees to provide isolver and E-Com and their agents complete access to all of Buffalo's books, records and personnel for purposes of enabling isolver and E-Com to conduct their investigation.

     4.03 Corporate Resolutions.Buffalo shall have delivered to E-Com a certified copy of the resolutions adopted by its Board of Directors authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions described herein, and a certificate of the secretary of Buffalo, dated the Closing Date, to the effect that such resolutions were duly adopted and are in full force and effect and with respect to the authority and incumbency of the officers executing this Agreement on behalf of Buffalo.

     4.04 Litigation.There are no actions, proceedings, or investigations pending or, to the knowledge of Buffalo, threatened against Buffalo to restrain or prohibit Buffalo's acquisition of all of the issued and outstanding shares of isolver, or to seek to recover damages in the and event Buffalo acquires such shares.

     4.05 Additional Assurances.E-Com shall have received such additional certificates, opinions, documents and information as it may reasonably request in order to establish satisfaction of the conditions set forth in this Article IV.

                    ARTICLE V
Representations and Warranties of E-Com and isolver

     E-Com and isolver hereby represent and warrant as follows:

     5.01  Organization, Capitalization, etc.

               (a) isolver is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, and is qualified in no other state.

               (b)  The authorized capital stock of isolver
consists of 100,000,000 shares of capital stock of which (a)
86,000,000 shares are Common Stock having a par value of $0.01 per share, of which 1,000,000 shares are issued and outstanding and owned by E-Com, (b) 5,000,000 shares are Class B Common Stock having a par value of $0.01 per share, of which no shares are issued and outstanding, and (c) 9,000,000 shares are Preferred Stock having a par value of $0.01 per share, of which no shares are issued and outstanding. All of the shares owned by E-Com are owned free and clear of any liens, claims, options, charges, or encumbrances of whatsoever nature. E-Com has the unqualified right to sell, assign, and deliver the shares for and on its own behalf, and, upon consummation of the transactions contemplated by this Agreement, Buffalo will acquire good and valid title to the shares, free and clear of all liens, claims, options, charges, and encumbrances of whatsoever nature. There are no outstanding options or other agreements of any nature whatsoever relating to the issuance by isolver of any shares of its capital stock.

     5.02 Authority; No Violation. The execution and delivery of this Agreement by E-Com and isolver, and the consummation by them of the transactions contemplated hereby have been duly authorized. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of the Certificate of Incorporation or bylaws of isolver, or of any contract, commitment, indenture, other agreement or restriction of any kind or character to which isolver or E-Com is a party or by which isolver or E-Com is bound.

     5.03 Financial Statements. Within sixty (60) days of the date of Closing will deliver audited financial statements to Buffalo as of such date, or as of the date of Closing. The financial statements previously delivered to Buffalo are true and correct, and a fair and accurate presentation of the financial condition and assets and liabilities (whether accrued, absolute, contingent, or otherwise) of isolver as of the date thereof. The audited financial statements to be delivered will be prepared in accordance with generally accepted principals of accounting applied on a consistent basis, and the unaudited condensed financial statements previously delivered contain all adjustments (consisting of normal recurring items) which are, in the opinion of isolver, necessary for a fair representation of the interim period presented.

     5.04  Undisclosed Liabilities.  Except to the extent listed in
Schedule 5.04 attached hereto, isolver, as of the date hereof, had no liabilities or obligations of any nature, whether absolute, accrued, contingent, or otherwise and whether due or to become due. Further, neither isolver nor E-Com knows or has any reasonable ground to know of any basis for the assertion against isolver of any liability or obligation of any nature or in any amount whatsoever.

     5.05 Litigation. There are no actions, proceedings, or investigations pending or, to the knowledge of isolver or E-Com, threatened against isolver, and neither isolver nor E-Com know or have any reason to know of any basis for any such action, proceedings, or investigation. There is no event or condition of any kind or character pertaining to the business, assets, or prospects of isolver that may materially and adversely affect such business, assets or prospects.

     5.06 Disclosure. E-Com and isolver have disclosed to Buffalo all facts material to the assets, prospects, and business of the isolver. No representation or warranty by isolver or E-Com contained in this Agreement, and no statement contained in any instrument, list, certificate, or writing furnished to the Buffalo pursuant to the provisions hereof or in connection with the transaction contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading or necessary in order to provide a prospective purchaser of the business of the isolver with proper information as to isolver and its affairs.

     5.07  Representations Regarding Acquisition of the Shares of
Buffalo. E-Com makes the following representations with respect to acquisition of the shares of Buffalo pursuant to the terms of this Agreement:

     (a) E-Com understands that the shares have not been approved or disapproved by the United States Securities and Exchange Commission or an state securities agencies;

     (b) E-Com is acquiring the shares for its own account, for investment purposes, and not with a view to the resale of distribution of such shares;

     (c) E-Com understands the speculative nature and risks of investments associated with Buffalo and confirms by execution of this Agreement, that the shares are suitable and consistent with its investment program and that its financial position enables it to bear the risk of the investment;

     (d) The shares will constitute "restricted securities" as that term is defined in Rule 144 under the Securities Act of 1933, and Buffalo is not under an obligation to register or seek an exemption under any federal and/or state securities acts for any resale or transfer of such shares by E-Com subsequent to the completion of the transaction described herein, and E-Com is solely responsible for determining the availability, if required, of exemptions from registration for purposes of sale or transfer of the Shares;

     (e) E-Com has had the opportunity to ask questions of Buffalo and receive additional information from Buffalo, to the extent that Buffalo possessed such information, or could acquire it without unreasonable effort or expense, necessary to evaluate the merits and risks of acquisition of the shares of Buffalo pursuant to the terms of this Agreement.

                   ARTICLE VI
    Representations and Warranties of Buffalo

     Buffalo hereby represents and warrants to isolver and to E-
Com as follows:

     6.01  Organization, Capitalization, etc.

               (a) Buffalo is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado, and is qualified in no other state.

               (b)  The authorized capital stock of Buffalo
consists of 110,000,000 shares of capital stock of which (a) 100,000,000 are shares of Common Stock, of which 4,620,000 shares are issued and outstanding, and (b) 10,000,000 shares are Preferred Stock, or which no shares are issued and outstanding. There are no outstanding options or other agreements of any nature whatsoever relating to the issuance by Buffalo of any shares of its capital stock.

     6.02 Authority; No Violation. The execution and delivery of this Agreement by Buffalo, and the consummation by it of the transactions contemplated hereby have been duly authorized. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or default under any term or provision of the Certificate of Incorporation or bylaws of Buffalo, or of any contract, commitment, indenture, other agreement or restriction of any kind or character to which Buffalo is a party or by which Buffalo is bound.

     6.03 Financial Statements. Buffalo has delivered to E-Com and to isolver audited financial statements as of December 31, 1999, as contained in its report on Form 10-KSB as of such date. The financial statements of Buffalo are true and correct, and a fair and accurate presentation of the financial condition and assets and liabilities (whether accrued, absolute, contingent, or otherwise) of Buffalo as of the date thereof. The audited financial statements of Buffalo were prepared in accordance with generally accepted principals of accounting applied on a consistent basis.

     6.04  Undisclosed Liabilities.  Except to the extent listed in
Schedule 6.04 attached hereto, or reflected or reserved against in the December 31, 1998, balance sheet of Buffalo, Buffalo, as of the date hereof, had no liabilities or obligations of any nature, whether absolute, accrued, contingent, or otherwise and whether due or to become due. Further, Buffalo does not know or have any reasonable ground to know of any basis for the assertion against it of any liability or obligation of any nature or in any amount whatsoever.

     6.05  Absence of Certain Changes.  Buffalo has not since
December 31, 1998, and as of the Closing will not have:

               (a)  Suffered any material adverse change in
financial condition, assets, liabilities, business, or prospects;

               (b)  Incurred any additional obligations or
liabilities (whether absolute, accrued, contingent, or otherwise) which it either has not previously satisfied or will not satisfy at or before Closing; or

               (c)  Made any material change in any method
of accounting or accounting practice.

     6.06 Litigation. There are no actions, proceedings, or investigations pending or, to the knowledge of Buffalo, threatened against Buffalo, and Buffalo does not know or have any reason to know of any basis for any such action, proceedings, or investigation. There is no event or condition of any kind or character pertaining to the business, assets, or prospects of isolver that may materially and adversely affect such business, assets or prospects.

     6.07 Disclosure. Buffalo has disclosed to E-Com and to isolver all facts material to the assets, prospects, and business of Buffalo. No representation or warranty by Buffalo contained in this Agreement, and no statement contained in any instrument, list, certificate, or writing furnished to isolver or to E-Com pursuant to the provisions hereof or in connection with the transaction contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading or necessary in order to provide a prospective shareholder of Buffalo with proper information as to Buffalo and its affairs.

     6.08 SEC Reports. Buffalo is current in filing its periodical reports pursuant to Section 13 of the Securities Exchange Act of 1934.

 VII. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

     7.01 Survival of Representations. All representations, warranties, and agreements made by any party in this Agreement or pursuant hereto shall survive the execution and delivery hereof and any investigation at any time made by or on behalf of any party.

     7.02 Indemnification by Buffalo. Buffalo hereby agrees to indemnify isolver and E-Com and hold them harmless from and in respect of any assessment, loss, damage, liability, cost, and expense (including, without limitation, interest, penalties, and reasonable attorneys' fees), imposed upon or incurred by isolver or E-Com resulting from a breach of any representation or warranty contained herein, including, but not limited to, any undisclosed liabilities or obligations of Buffalo as described in Section 6.04 of this Agreement. Assertion by isolver or E-Com of their right to indemnification under this Section 7.02 shall not preclude the assertion by isolver or E-Com of any other rights or the seeking of any other remedies against Buffalo.

     7.03  Indemnification by isolver and E-Com.  isolver and E-
Com agree to indemnify Buffalo and hold Buffalo harmless from and in respect of any assessment, loss, damage, liability, cost, and expense (including, without limitation, interest, penalties, and reasonable attorneys' fees), imposed upon or incurred by Buffalo resulting from a breach of any representation or warranty of isolver or E-Com contained herein.

                  ARTICLE VIII
                  Miscellaneous

     8.01 Expenses. Except to the extent otherwise provided herein, each of the parties shall bear its own expenses incurred in conjunction with the Closing hereunder.

     8.02 Further Assurances. From time to time, at the request of the Buffalo and without further consideration, E-Com and/or isolver shall execute and transfer such documents and take such action as Buffalo may reasonably request in order to effectively consummate the transactions herein contemplated.

     8.03 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the heirs, beneficiaries, representatives, successors, and assigns of the parties hereto.

     8.04 Prior Agreements; Amendments. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or assigns.

     8.05 Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretations of this Agreement.

     8.06 Confidentiality. Each party hereby agrees that all information provided by the other party and identified as "confidential" will be treated as such, and the receiving party shall not make any use of such information other than with respect to this Agreement. If the Agreement shall be terminated, each party shall return to the other all such confidential information in their possession, or will certify to the other party that all of such confidential information that has not been returned has been destroyed.

     8.07 Notices. All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

If to Buffalo:

Gina Setlin-Fard
902 22nd Street
Santa Monica, CA 90403

If to isolver:

Suite 800, East Tower
5001 Spring Valley Road
Dallas, TX 75244

If to E-Com:

Suite 800, East Tower
5001 Spring Valley Road
Dallas, TX 75244

     8.08 Effect. In the event any portion of this Agreement is deemed to be null and void under any state or federal law, all other portions and provisions not deemed void or voidable shall be given full force and effect.

     8.09 Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered on the date first above written.

BUFFALO CAPITAL VI, LTD.,     isolver.com, Inc., a
Nevada
a Colorado corporation        corporation

By:__________________________By:________________________
     President                     President

E-Com Investments, L.L.C., a Delaware limited liability company

By:______________________________